Commitments	9 Months Ended
Apr. 30, 2012
Commitments and Contingencies Disclosure [Abstract]
Commitments
6.     Commitments

On January 23, 2012, the Company entered into a consulting agreement with a non-related party for services as the Chief Agronomy Officer of the Company. Under the terms of the agreement, the Company will pay $5,416.67 per month, with an annual increase of $853.33 per month and issue 2,500,000 common shares of the Company payable at the rate of 500,000 common shares per annum over a period of five years commencing March 5, 2012.

On March 9, 2012, the Company’s wholly owned subsidiary, Mighty Mekong Argo Industries Co., Inc., entered into a land lease agreement whereby Mighty Mekong will lease 20 hectares of land in the Kampong Speu Province of the Kingdom of Cambodia to be used for the cultivation and propagation of Stevia plants for US$10,000 per year.